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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K


                                CURRENT REPORT
      Pursuant to Section 13 or 15(d) of Securities Exchange Act of 1934



 Date of Report (Date of earliest event reported): JUNE 22, 2001 (May 22, 2001)



                            VERADO HOLDINGS, INC.,
            (Exact name of registrant as specified in its charter)




          DELAWARE                    0-24953              33-0521976
(State or other jurisdiction        (Commission         (I.R.S. Employer
      of incorporation)             File Number)       Identification No.)



  8390 E. CRESCENT PARKWAY, SUITE 300,
      GREENWOOD VILLAGE, COLORADO                             80111
(Address of principal executive offices)                    (Zip Code)



      Registrant's telephone number, including area code: (303) 874-8010

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ITEM 5. OTHER EVENTS


5.1     Announcement of Sale of Optec, Inc. - Web Integration Business

        Verado Holdings, Inc., a Delaware corporation (the "Company"), announced
                                                            -------
by press release on May 22, 2001, the sale of Optec, Inc. - the Company's Web Integration Business to an affiliate of JMW Capital Partners, Inc. A copy of the press release of the Company is attached hereto as Exhibit 99.1 and incorporated herein by reference.



ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (a)    Financial Statements of Business Acquired.    N/A
        (b)    Pro Forma Financial Information.              N/A
        (c)    Exhibit:

99.1           Press Release dated May 22, 2001.



                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


        Date: June 22, 2001              VERADO HOLDINGS, INC.



                                         By:   ______________________________
                                               J. Thomas McGrath
                                               Chief Executive Officer